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                                                                    Exhibit 10.1

                      RESALE REGISTRATION RIGHTS AGREEMENT

                                     between

                               CELL GENESYS, INC.,

                         J.P. MORGAN SECURITIES INC. and

                              LEHMAN BROTHERS INC.

                  as representatives of the Initial Purchasers

                          DATED AS OF OCTOBER 20, 2004

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                                TABLE OF CONTENTS

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1.  Definitions.........................................................................   1

2.  Shelf Registration..................................................................   4

3.  Additional Amounts..................................................................   6

4.  Registration Procedures.............................................................   7

5.  Registration Expenses...............................................................  13

6.  Indemnification and Contribution....................................................  14

7.  Rule 144A...........................................................................  17

8.  Participation in Underwritten Registrations.........................................  18

9.  Miscellaneous.......................................................................  18
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                                       i
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      RESALE REGISTRATION RIGHTS AGREEMENT, dated as of October 20, 2004, between Cell Genesys, Inc., a Delaware corporation (together with any successor entity, herein referred to as the "Company"), J.P. Morgan Securities Inc. and
Lehman Brothers Inc., as representatives of the several initial purchasers (the
"Initial Purchasers") listed on Schedule I to the purchase agreement dated
October 14, 2004 between the Company and the Initial Purchasers (the "Purchase
Agreement").

      Pursuant to the Purchase Agreement, the Initial Purchasers have agreed to purchase from the Company $110,000,000 ($145,000,000 if the Initial Purchasers exercise their option in full) aggregate principal amount of 3.125% Convertible Senior Notes due 2011 (the "Notes"). The Notes initially will be convertible into fully paid, nonassessable shares of common stock, par value $0.001 per share, of the Company (the "Common Stock") on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Initial Purchasers to purchase the Notes, the Company has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.

      The parties hereby agree as follows:

      1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

            Additional Amounts:            As defined in Section 3(a) hereof.

            Additional Amounts             Each May 1 and November 1, commencing
            Payment Date:                  May 1, 2005.

            Affiliate:                     As such term is defined in Rule 405
                                           under the Securities Act.

            Agreement:                     This Resale Registration Rights
                                           Agreement, as amended, modified or
                                           otherwise supplemented from time to
                                           time in accordance with the terms
                                           hereof.

            Blue Sky Application:          As defined in Section 6(a)(i) hereof.

            Business Day:                  A day other than a Saturday or Sunday
                                           or any day on which banking
                                           institutions in The City of New York
                                           are authorized or obligated by law or
                                           executive order to close.

            Closing Date:                  The date of this Agreement.

            Commission:                    Securities and Exchange Commission.

            Common Stock:                  As defined in the preamble hereto.

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         Company:                          As defined in the preamble hereto.

         Effectiveness Period:             As defined in Section 2(a)(iii)
                                           hereof.

         Effectiveness Target Date:        As defined in Section 2(a)(ii)
                                           hereof.

         Exchange Act:                     Securities Exchange Act of 1934, as
                                           amended, and the rules and
                                           regulations of the Commission
                                           thereunder.

         Holder:                           A Person who owns, beneficially or
                                           otherwise, Transfer Restricted
                                           Securities.

         Indemnified Holder:               As defined in Section 6(a) hereof.

         Indenture:                        The Indenture, dated as of October
                                           20, 2004, between the Company and
                                           U.S. Bank National Association, as
                                           trustee (the "Trustee"), pursuant to
                                           which the Notes are to be issued, as
                                           such Indenture is amended, modified
                                           or supplemented from time to time in
                                           accordance with the terms thereof.

         Initial Purchasers:               As defined in the preamble hereto.

         Interest Payment Date:            Each May 1 and November 1 of each
                                           year, commencing May 1, 2005.

         Majority of Holders:              Holders holding more than 50% of the
                                           aggregate principal amount of Notes
                                           outstanding; provided that, for
                                           purpose of this definition, a holder
                                           of shares of Common Stock which
                                           constitute Transfer Restricted
                                           Securities when issued upon
                                           conversion of the Notes shall be
                                           deemed to hold an aggregate principal
                                           amount of Notes (in addition to the
                                           principal amount at maturity of Notes
                                           held by such holder) equal to $1,000
                                           times the quotient of (i) the number
                                           of such shares of Common Stock
                                           received upon conversion of the Notes
                                           and then held by such holder divided
                                           by (ii) the conversion rate(s) in
                                           effect at the time such holder
                                           converted Notes into such shares of
                                           Common Stock.

         NASD:                             National Association of Securities
                                           Dealers, Inc.

         Notes:                            As defined in the preamble hereto.

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         Person:                           An individual, partnership,
                                           corporation, unincorporated
                                           organization, limited liability
                                           company, trust, joint venture or a
                                           government or agency or political
                                           subdivision thereof.

         Prospectus:                       The prospectus included in a
                                           Shelf Registration Statement, as
                                           amended or supplemented by any
                                           prospectus supplement and by all
                                           other amendments thereto,
                                           including post-effective
                                           amendments, and all material
                                           incorporated by reference into
                                           such Prospectus.

         Purchase Agreement:               As defined in the preamble hereto.

         Questionnaire:                    As defined in Section 2(b) hereof.

         Questionnaire Deadline:           As defined in Section 2(b) hereof.

         Record Holder:                    With respect to any Additional
                                           Amounts Payment Date, each Person who
                                           is a Holder on the record date with
                                           respect to the Interest Payment Date
                                           on which such Additional Amounts
                                           Payment Date shall occur. In the case
                                           of a Holder of shares of Common Stock
                                           issued upon conversion of the Notes,
                                           "Record Holder" shall mean each
                                           Person who is a Holder of shares of
                                           Common Stock that constitute Transfer
                                           Restricted Securities on each April
                                           15 or October 15 preceding an
                                           Additional Payment Date, as
                                           applicable.

         Registration Default:             As defined in Section 3(a) hereof.

         Securities Act:                   Securities Act of 1933, as amended,
                                           and the rules and resolutions of the
                                           Commission thereunder.

         Shelf Filing Deadline:            As defined in Section 2(a)(i) hereof.

         Shelf Registration Statement:     As defined in Section 2(a)(i) hereof.

         Suspension Notice:                As defined in Section 4(c) hereof.

         Suspension Period:                As defined in Section 4(b)(i) hereof.

         TIA: Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

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         Transfer Restricted Securities:   Each Note and each share of Common
                                           Stock issued upon conversion of Notes
                                           until the earliest of:

                                      (a)  the date on which such Note or such
                                           share of Common Stock issued upon
                                           conversion thereof has been
                                           effectively registered under the
                                           Securities Act and disposed of in
                                           accordance with the Shelf
                                           Registration Statement;

                                      (b)  the date on which such Note or such
                                           share of Common Stock issued upon
                                           conversion thereof is transferred in
                                           compliance with Rule 144 under the
                                           Securities Act or may be sold or
                                           transferred by a person who is not an
                                           Affiliate of the Company pursuant to
                                           Rule 144 under the Securities Act (or
                                           any other similar provision then in
                                           force) without any volume or manner
                                           of sale restrictions thereunder; and

                                      (c)  the date on which such Note or such
                                           share of Common Stock issued upon
                                           conversion ceases to be outstanding
                                           (whether as a result of redemption,
                                           repurchase and cancellation,
                                           conversion or otherwise); provided
                                           that any Note and any Common Stock
                                           issued upon conversion of such Note
                                           that is redeemed or repurchased by
                                           the Company shall not be deemed
                                           Transfer Restricted Securities for
                                           purposes of this Agreement upon
                                           resale by the Company

         Underwritten Registration         A registration in which Transfer
                                           Restricted

         or Underwritten Offering:         Securities are sold to an underwriter
                                           for reoffering to the public pursuant
                                           to the Shelf Registration Statement.

      2.    Shelf Registration.

            (a)   The Company shall:

                  (i) not later than 90 days after the date hereof (the "Shelf Filing Deadline"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments or supplements thereto, and including any documents incorporated by reference therein, the "Shelf Registration Statement"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

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                  (ii)  use its commercially reasonable efforts to cause the
Shelf Registration Statement to be declared effective by the Commission as promptly as practicable, but in no event later than 180 days after the date hereof (the "Effectiveness Target Date"); and

                  (iii) use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof (and subject to the right of the Company to suspend the use of the Shelf Registration Statement by delivery of a Suspension Notice in accordance with Section 4(b)(i) hereof) to the extent necessary to ensure that (1) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (2) conforms with the requirements of this Agreement and the Securities Act for a period (the "Effectiveness Period") until the earliest of:

                        (A) two years following the last date of original issuance of any of the Notes;

                        (B) the date when all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto;

                        (C) the date when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise); or

                        (D) the date when all Transfer Restricted Securities registered under the Shelf Registration Statement have been disposed of in accordance with the Shelf Registration Statement.

            (b) To have its Transfer Restricted Securities included in the Shelf Registration Statement pursuant to this Agreement at the time of effectiveness, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Appendix A to the Offering Memorandum relating to the Notes (the "Questionnaire"), and deliver the Questionnaire within 20 Business Days of the date of the Questionnaire (the "Questionnaire Deadline"). The Company shall mail the Questionnaire at least 20 Business Days (but not more than 40 Business Days) prior to the time the Company intends in good faith to have the Shelf Registration Statement declared effective by the Commission. Upon receipt of a written request for additional information from the Company, each Holder who intends to be named as a selling securityholder in the Shelf Registration Statement shall furnish to the Company in writing, within 20 Business Days after such Holder's receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Company may reasonably request. In connection with all such requests for information from Holders of Transfer Restricted Securities, the Company shall notify such Holders of the requirements set forth in this paragraph regarding their obligation to provide the information requested pursuant to this Section. Each Holder must notify the Company not later than three Business Days prior to any proposed sale by that Holder pursuant to the Shelf

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Registration Statement. This notice will be effective for five Business Days.
Holders who have not delivered a Questionnaire prior to the effectiveness of the Shelf Registration Statement may receive a Questionnaire from the Company upon request. Upon receipt of such a completed Questionnaire from a Holder following the effectiveness of the Shelf Registration Statement, the Company shall, as promptly as reasonably practicable, and in any event within 30 calendar days, file such amendments to the Shelf Registration Statement or supplements to a related Prospectus as are necessary to permit such Holder to be named in, and to transfer its Transfer Restricted Securities pursuant to, the Shelf Registration Statement; provided, however, that in no event will the Company be obligated to file such an amendment or supplement more than once in any 90-day period. Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make information previously furnished to the Company by such Holder not materially misleading.

      3.    Additional Amounts.

            (a)   If:

                  (i) the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;

                  (ii) the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

                  (iii) except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, during the Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five Business Days by a post-effective amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective; or

                  (iv) (A) prior to or on the 60th or 90th day, as the case may be, of any Suspension Period, such suspension has not been terminated or (B) Suspension Periods exceed an aggregate of 120 days in any 360-day period,

(each such event referred to in foregoing clauses (i) through (iv), a "Registration Default"), the Company hereby agrees to pay additional amounts ("Additional Amounts") with respect to the Notes from and including the day following the Registration Default to but excluding the earlier of (1) the day on which the Registration Default has been cured and (2) the expiration of the Effectiveness Period, accruing at a rate:

                        (x) with respect to each day during the first 90-day period during which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the principal amount of the Notes, and

                        (y) with respect to each day during the period commencing on the 91st day following the day the Registration Default shall have occurred and be

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      continuing, equal to 0.50% per annum of the principal amount of the Notes;
      provided that in no event shall Additional Amounts accrue at a rate per annum exceeding 0.50% of the principal amount of the Notes.

Notwithstanding the foregoing, Additional Amounts shall not accrue under clauses
(iii) and (iv) above with respect to Holders that do not submit a properly completed Questionnaire by the Questionnaire Deadline and are not otherwise named as a selling Holder in the Shelf Registration Statement.

            (b) Notwithstanding Section 3(a) above, in the event that (i) the Company is required under Section 2(b) to file a post-effective amendment to the Shelf Registration Statement due to the failure of a Holder of Notes to deliver to the Company a completed and signed Questionnaire prior to the Questionnaire Deadline, along with any other information the Company may reasonably request, and (ii) the filing of such post-effective amendment to the Shelf Registration Statement has the effect of suspending the ability of the other holders of Transfer Restricted Securities already listed as selling Holders in the Shelf Registration Statement to resell their Transfer Restricted Securities, then Additional Amounts otherwise payable under this Section 3 shall not accrue until after the tenth day of such suspension.

            (c) All accrued Additional Amounts shall be paid in arrears to Record Holders by the Company on each Additional Amounts Payment Date in the same manner as payment of interest on the Notes. Upon the cure of all Registration Defaults relating to any particular Security, the accrual of Additional Amounts with respect to such Security will cease. The Company agrees to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Additional Amounts.

      Notwithstanding any other provision of this Agreement, no Additional Amounts shall accrue to any Transfer Restricted Security from and after the earlier of the date such security is no longer a Transfer Restricted Security and the expiration of the Effectiveness Period. All obligations of the Company set forth in this Section 3 that are outstanding with respect to any Notes at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

      The Additional Amounts set forth above shall be the exclusive monetary remedy available to the Holders of Notes for such Registration Default.

      4.    Registration Procedures.

            (a) In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of Section 4(b) hereof and shall use its commercially reasonable efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

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            (b)   In connection with the Shelf Registration Statement and any
Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Company shall:

                  (i) Use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event or the existence of any fact that would cause the Shelf Registration Statement or the Prospectus contained therein, in either case including any document incorporated by reference therein, (1) to contain a material misstatement or omission or (2) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (1), correcting any such misstatement or omission, and, in the case of either clause (1) or (2), use its commercially reasonable efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Company may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 60 days in any 90-day period or 120 days in any 360-day period (each such period, a "Suspension Period") if:

                        (A) an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Company's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                        (B) the Company reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Company (and its subsidiaries, if any, taken as a whole);

provided that in the event the disclosure relates to a previously undisclosed proposed or pending material business transaction, the disclosure of which the Company determines in good faith would be reasonably likely to impede the Company's ability to consummate such transaction, the Company may extend a Suspension Period from 60 days to 90 days; provided, however, that Suspension Periods shall not exceed an aggregate of 120 days in any 360-day period. The Company shall not be required to specify in the written notice to the Holders the nature of the event giving rise to the Suspension Period. Any suspension caused solely by the Company being required under Section 2(b) to file a post-effective amendment to the Shelf Registration Statement due to the failure of a Holder of Notes to deliver to the Company a completed and signed Questionnaire prior to the Questionnaire Deadline shall not accrue against the 60 day, 90 day and 120 day periods for an aggregate amount of time not to exceed the lesser of the date on which such post-effective amendment is declared effective and the ten day period described in Section 3(b).

                  (ii) Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be

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supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus.

                  (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within two Business Days) and, if requested by such Persons, to confirm such advice in writing:

                        (A) when the Prospectus or any Prospectus supplement or post-effective amendment (other than a document incorporated by reference upon filing with the Commission) has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto (other than a document incorporated by reference upon filing with the Commission), when the same has become effective,

                        (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

                        (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

                        (D) of the existence of any fact or the happening of any event, during the Effectiveness Period (but not as to the substance of any such fact or event), that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its commercially reasonable efforts to promptly obtain the withdrawal or lifting of such order and will provide to the Initial Purchasers and each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.

                  (iv) Furnish to each of the selling Holders, and the counsel to the Holders described in Section 5(a)(iv), before its initial filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein (other than

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documents incorporated by reference after the initial filing of the Shelf
Registration Statement), and, if such Holder so requests in writing, copies of each amendment or supplement thereto. Prior to the date the Shelf Registration Statement is declared effective, the Company shall use its reasonable efforts to take into account and reflect in an amendment to the Shelf Registration Statement, and any Prospectus included therein, any comments on the Shelf Registration Statement, and any Prospectus included therein, as initially filed as the selling Holder, and the counsel to the Holders described in Section 5(a)(iv), may reasonably propose.

                  (v) Furnish to each of the underwriter(s), if any, before filing with the Commission, a copy of the Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of the Shelf Registration Statement), which documents will be subject to the review of such underwriter(s), if any, for a period of at least five Business Days (in the case of the initial filing of the Shelf Registration Statement and Prospectus) and two Business Days (in the case of any amendment or supplement thereto), and the Company will not file the Shelf Registration Statement or Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which the underwriter(s), if any, shall reasonably object prior to the filing thereof. An underwriter, if any, shall be deemed to have reasonably objected to such filing if the Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission.

                  (vi) Make available at reasonable times for inspection by one or more representatives of any underwriter participating in any distribution pursuant to the Shelf Registration Statement, and any attorney or accountant retained by such underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness, provided, however, that any information designated by the Company as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

                  (vii) If requested by any selling Holders or the underwriter(s), if any, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation:
(1) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (2) information with respect to the principal amount of Notes or number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post effective amendment as soon as reasonably practicable and in accordance with Section 2(b) hereof after the Company is notified of the matters to be incorporated in such Prospectus supplement or post effective amendment.

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                  (viii) Furnish to each selling Holder and each of the
underwriter(s), if any, upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

                  (ix) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Company in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

                  (x) In connection with an Underwritten Offering, the Company shall upon request, furnish to each underwriter, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

                        (A) a certificate, dated the date of such closing, signed by an executive officer of the Company confirming, as of the date thereof, as are customarily covered in an officer's certificate to underwriters in connection with underwritten offerings of securities;

                        (B) opinions, each dated the date of such closing, of counsel to the Company covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and

                        (C) customary comfort letters, dated the date of such closing, from the Company's independent accountants in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities.

                  (xi) Set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified.

                  (xii) Deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with Section 4(b)(ix) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this Section 4 (b) (xi).

                  (xiii) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or

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underwriter(s), if any, may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

                  (xiv) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such underwriter(s).

                  (xv) Use its commercially reasonable efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities.

                  (xvi) Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Notes that are in a form eligible for deposit with The Depository Trust Company.

                  (xvii) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

                  (xviii) Otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.

                  (xix) Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its commercially reasonable efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

                  (xx) Cause all shares of Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted.

                  (xxi) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement.

                  (xxii) If requested by the underwriter(s), make appropriate officers of the Company available to the underwriter(s) for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" or marketing materials in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities.

            (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a "Suspension Notice") from the Company of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

                  (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Sections 4(b)(i) and 4(b)(viii) hereof; or

                  (ii) such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

Each Holder agrees to keep the receipt of a Suspension Notice and its contents confidential. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

      5.    Registration Expenses.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

                  (i) all registration and filing fees and expenses (including filings made by any Initial Purchasers or Holders with the NASD);

                  (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

                  (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Notes) and the Company's expenses for messenger and delivery services and telephone;

                  (iv) all fees and disbursements of counsel to the Company and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;

                  (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

                  (vi) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the foregoing, the Holders of the Transfer Restricted Securities being registered shall pay (1) all agency fees and commissions and underwriting discounts and commissions attributable to the sale of such Transfer Restricted Securities and (2) the fees and disbursements of any counsel retained by any Holder, other than the counsel to the Holders of Transfer Restricted Securities referred to in Section 5(a)(iv) above.

            (b) In connection with the Shelf Registration Statement required by this Agreement and any other documents delivered to any Holders, the Company shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, which shall be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared.

      6.    Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each Holder, such Holder's officers, directors, partners and employees and each person, if any, who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, liability or action arises out of, or is based upon:

                  (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Company (or based upon written information furnished by or on behalf of the Company expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

                  (ii) the omission or alleged omission to state in the Shelf Registration Statement, Prospectus or any amendment or supplement thereto, or in any Blue Sky Application, any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, (A) any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application or other document referred to in Section 6(a)(i) hereof in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for inclusion therein and (B) the failure of the Indemnified Holder to deliver any corrective amendment or supplement after delivery by the Company to such Indemnified Holder of such amendment or supplement. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Indemnified Holder.

            (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers, directors and employees and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such officer, director, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises out of, or is based upon:

                  (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application or other document referred to in Section 6(a)(i) hereof; or

                  (ii) the omission or the alleged omission to state in the Shelf Registration Statement, Prospectus or any amendment or supplement thereto, or in any Blue Sky Application or other document referred to in Section 6(a)(i) hereof, any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Company and any such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company or any such officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such

Holder upon the sale of the Transfer Restricted Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Company and any such officer, employee or controlling person.

            (c)   Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and the indemnified party shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective officers, directors, partners, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Company under this Section 6, and, if a Majority of Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to them and their respective directors, officers, partners, employees and controlling persons that are different from or additional to those available to the Company and its officers, directors, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Company. No indemnifying party shall:

                  (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

                  (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (or action in respect thereof):

                  (i) in such proportion as is appropriate to reflect the relative benefits received by the Company from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or

                  (ii) if the allocation provided by Section 6(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in Section 6(d)(i) but also the relative fault of the Company on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Company on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Notes purchased under the Purchase Agreement (before deducting expenses) received by the Company on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

      7. Rule 144A. In the event the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company hereby agrees with each Holder, for so long as any Transfer

Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

      8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

            (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

            (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by a Majority of Holders whose Transfer Restricted Securities are included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company. Notwithstanding anything herein to the contrary, the Company shall not be required to facilitate an Underwritten Offering pursuant to the Shelf Registration Statement by any Holders unless the offering relates to at least $25,000,000 aggregate principal amount of Notes.

      9.    Miscellaneous.

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2 hereof. The Company further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) Actions Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

            (c) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. Except as contained in any agreement filed as an exhibit to the

Company's Annual Report on Form 10-K for the year ended December 31, 2003, the Company has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

            (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of a Majority of Holders or such greater percentage of the Holders as required by the Indenture.

            (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

            (i) if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

            (ii)  if to the Company:

                  Cell Genesys, Inc.
                  500 Forbes Boulevard
                  South San Francisco, California 94080
                  Attention: Matthew J. Pfeffer
                  Telephone: (650) 266-3000
                  Fax: (650) 266-3010

                  With a copy to:

                  Wilson Sonsini Goodrich & Rosati, PC
                  650 Page Mill Road
                  Palo Alto, California 94304-1050
                  Attention: Herbert P. Fockler, Esq.
                  Telephone: (650) 493-9300
                  Fax: (650) 493-6811

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture.

                  If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Securities Held by the Company or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

            (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Cell Genesys, Inc.

By:   /s/ Matthew J. Pfeffer
      -------------------------------
      Name:  Matthew J. Pfeffer
      Title: Vice President and Chief
             Financial Officer

J.P. Morgan Securities Inc.
Lehman Brothers Inc.

Acting severally on behalf of themselves and the several initial purchasers named in Schedule I to the Purchase Agreement

By:     J.P. Morgan Securities Inc.

By:   /s/ Shelly D. Guyer
      -------------------------------
      Name:  Shelly D. Guyer
      Title: Vice President

By:     Lehman Brothers Inc.

By:   /s/ Victoria Hale
      -------------------------------
      Name:  Victoria Hale
      Title: Vice President

                [Signature Page to Registration Rights Agreement]